EXHIBIT 99.1

     NEW YORK, October 26, 1998 -- American Express Company today reported record third quarter net income of $574 million, up from $524 million in the same period a year ago. Diluted earnings per share rose 14 percent to $1.25 compared with $1.10. Revenues totaled $4.8 billion, up 6 percent from $4.5 billion. The Company's return on equity was 23.9 percent.

     These results were in line with American Express' long-term targets of 12-15 percent earnings per share growth and a return on equity of 18-20 percent, but were below its target of at least 8 percent growth in revenues.

     Travel Related Services (TRS) reported record quarterly net income of $362 million, up 17 percent from $310 million in the third quarter a year ago.

     TRS' net revenues increased 8 percent from the prior year, reflecting higher billed business in the United States and internationally, as well as growth in Cardmember loans and higher travel commissions and fees. The improvement in billed business was the result of a greater number of cards outstanding and higher spending per basic Cardmember, which reflects the benefits of rewards programs and expanded merchant coverage. This increase came despite the slowdown in many international markets and general tightening by corporations of travel and entertainment expenses. The increase in travel commissions and fees was primarily due to acquisitions during the quarter, which increased revenues and expenses, but did not have a material impact on earnings.

     Provisions for losses on charge cards declined as a result of improved loss rates. Provisions for the lending portfolio rose, largely due to the positive impact of securitizing a portion of the portfolio a year ago, as well as a higher level of loans outstanding. Human resources expenses rose, mainly due to acquisitions and increased business volumes. Included in other operating expenses was a gain related to the formation of an international joint venture, which was offset by additional business building initiatives.

     American Express Financial Advisors (AEFA) reported record third quarter net income of $211 million, up 15 percent from $184 million reported a year ago.

     Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets and sales. Mutual fund sales in total, as well as sales of equity funds, exceeded redemptions throughout the quarter. Those sales as well as sales of investment certificates reached a record for the third quarter. Sales of annuities and life and other insurance products declined. Human resources expenses rose, largely reflecting compensation costs associated with higher sales and asset levels. Other operating expenses rose primarily from increased spending on technology and other costs related to higher business volumes.

     American Express Bank/Travelers Cheque (AEB/TC) reported quarterly net income of $43 million compared with $67 million a year ago. The prior year's results included approximately $24 million ($16 million after-tax) of increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which was included in other revenues.

     The continuing economic downturn in Asia contributed to declines in net interest income and commissions, fees and other revenues. This decline was partially offset by higher foreign exchange trading revenues, primarily in Asia.

     Corporate and Other reported net expenses of $42 million, compared with $37 million a year ago.

     American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)
(Dollars in millions)
                                        Quarter Ended
                                        September 30,
                                       -------------- Percentage
                                       1998      1997  Inc/(Dec)
                                       ----      ---- ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services             $ 3,339   $ 3,083    8.3 %
  American Express Financial Advisors   1,247     1,169    6.6
  American Express Bank/
   Travelers Cheque                       255       290  (12.0)
                                      -------   -------
                                        4,841     4,542    6.6
  Corporate and Other, including
   adjustments and eliminations           (54)      (42) (27.2)
                                      -------   -------
CONSOLIDATED REVENUES (A)             $ 4,787   $ 4,500    6.4
                                      =======   =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services             $   554   $   469   18.0
  American Express Financial Advisors     308       261   17.7
  American Express Bank/
   Travelers Cheque                        20        59  (66.1)
                                      -------   -------
                                          882       789   11.7
  Corporate and Other                     (83)      (71) (14.5)
                                      -------   -------
PRETAX INCOME                         $   799   $   718   11.4
                                      =======   =======

Net Income by Industry Segment
------------------------------
  Travel Related Services             $   362   $   310   16.9
  American Express Financial Advisors     211       184   14.6
  American Express Bank/
   Travelers Cheque                        43        67  (35.5)
                                      -------   -------
                                          616       561    9.9
  Corporate and Other                     (42)      (37) (15.2)
                                      -------   -------
NET INCOME                            $   574    $  524    9.5
                                      =======    ======


                                     Nine Months Ended
                                       September 30,
                                     ---------------- Percentage
                                      1998       1997  Inc/(Dec)
                                      ----       ---- ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services             $ 9,692   $ 8,978    8.0 %
  American Express Financial Advisors   3,750     3,396   10.4
  American Express Bank/
   Travelers Cheque                       764       841   (9.2)
                                      -------   -------
                                       14,206    13,215    7.5
  Corporate and Other, including
    adjustments and eliminations         (137)     (129)  (5.4)
                                      -------   -------
CONSOLIDATED REVENUES (A)             $14,069   $13,086    7.5
                                      =======   =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services              $ 1,582  $ 1,346   17.5
  American Express Financial Advisors      888      762   16.5
  American Express Bank/
   Travelers Cheque                       (131)     190      -
                                       -------  -------
                                         2,339    2,298    1.8
  Corporate and Other                     (127)    (238)  47.0
                                       -------  -------
PRETAX INCOME                          $ 2,212  $ 2,060    7.4
                                       =======  =======

Net Income by Industry Segment
------------------------------
  Travel Related Services              $ 1,038  $   883   17.6
  American Express Financial Advisors      609      524   16.2
  American Express Bank/
   Travelers Cheque                          7      206  (96.5)
                                       -------  -------
                                         1,654    1,613    2.6
  Corporate and Other                      (43)    (115)  62.2
                                       -------  -------
NET INCOME                             $ 1,611  $ 1,498    7.5
                                       =======  =======

(A) Revenues are reported net of interest expense, where applicable.



                      American Express Company
                      ------------------------
                    Financial Summary (continued)
                    -----------------------------
                             (Unaudited)

                                        Quarter Ended
                                        September 30,
                                        ------------- Percentage
                                        1998     1997  Inc/(Dec)
                                        ----     ---- ----------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share          $ 1.27   $ 1.13    12.4 %
                                       ======   ======
  Average common shares outstanding
   (millions)                           451.6    463.0    (2.5)
                                       ======   ======

Diluted
-------
  Net Income Per Common Share          $ 1.25   $ 1.10    13.6
                                       ======   ======
  Average common shares outstanding
   (millions)                           459.6    477.9    (3.8)
                                       ======   ======

Cash dividends declared per
   common share                        $0.225   $0.225       -
                                       ======   ======


                                    Nine Months Ended
                                       September 30,
                                    ----------------- Percentage
                                      1998      1997   Inc/(Dec)
                                      ----      ----  ----------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share         $ 3.53    $ 3.22    9.6 %
                                      ======    ======
  Average common shares outstanding
   (millions)                          456.2     465.4   (2.0)
                                      ======    ======

Diluted
-------
  Net Income Per Common Share         $ 3.47    $ 3.12   11.2
                                      ======    ======
  Average common shares outstanding
   (millions)                          464.9     480.5   (3.2)
                                      ======    ======

Cash dividends declared per
  common share                        $0.675    $0.675      -
                                      ======    ======


                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)

                                      Quarter Ended
                                      September 30,
                                      -------------   Percentage
                                      1998     1997   Inc/(Dec)
                                      ----     ----   ----------

Return on Average Equity*             23.9%    23.3%         -
Common Shares Outstanding (millions)  452.3    465.8      (2.9)%
Book Value per Common Share:
     Actual                         $ 20.79  $ 19.57       6.2 %
     Pro Forma*                     $ 19.28  $ 18.41       4.7 %
Shareholders' Equity (billions)     $   9.4  $   9.1       3.1 %


                                   Nine Months Ended
                                      September 30,
                                   -----------------  Percentage
                                      1998     1997    Inc/(Dec)
                                      ----     ----   ----------

Return on Average Equity*             23.9%    23.3%          -
Common Shares Outstanding (millions)  452.3    465.8       (2.9)%
Book Value per Common Share:
     Actual                         $ 20.79   $ 19.57       6.2 %
     Pro Forma*                     $ 19.28   $ 18.41       4.7 %
Shareholders' Equity (billions)     $   9.4   $   9.1       3.1 %


* Excludes the effect of SFAS #115 and for ROE, which is computed based on the past twelve months' net income, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.



                        American Express Company
                        ------------------------
                            Financial Summary
                            -----------------
                               (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------

Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,339
     American Express Financial Advisors                 1,247
     American Express Bank/Travelers Cheque                255
                                                        ------
                                                         4,841
     Corporate and Other,
        including adjustments and eliminations             (54)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,787
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $554
     American Express Financial Advisors                   308
     American Express Bank/Travelers Cheque                 20
                                                        ------
                                                           882
     Corporate and Other                                   (83)
                                                        ------
PRETAX INCOME                                             $799
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $362
     American Express Financial Advisors                   211
     American Express Bank/Travelers Cheque                 43
                                                        ------
                                                           616
     Corporate and Other                                   (42)
                                                        ------
NET INCOME                                                $574
                                                        ======


                                                   Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,270
     American Express Financial Advisors                 1,282
     American Express Bank/Travelers Cheque                251
                                                        ------
                                                         4,803
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,761
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $546
     American Express Financial Advisors                   309
     American Express Bank/Travelers Cheque                 23
                                                        ------
                                                           878
     Corporate and Other                                   (78)
                                                        ------
PRETAX INCOME                                             $800
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $360
     American Express Financial Advisors                   212
     American Express Bank/Travelers Cheque                 47
                                                        ------
                                                           619
     Corporate and Other                                   (41)
                                                        ------
NET INCOME                                                $578
                                                        ======


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,221
     American Express Bank/Travelers Cheque                257
                                                       -------
                                                         4,561
     Corporate and Other,
        including adjustments and eliminations             (40)
                                                       -------
CONSOLIDATED REVENUES (A)                               $4,521
                                                       =======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $482
     American Express Financial Advisors                   271
     American Express Bank/Travelers Cheque               (174)
                                                        ------
                                                           579
     Corporate and Other                                    35
                                                        ------
PRETAX INCOME                                             $614
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $315
     American Express Financial Advisors                   186
     American Express Bank/Travelers Cheque                (83)
                                                        ------
                                                           418
     Corporate and Other                                    42
                                                        ------
NET INCOME                                                $460
                                                        ======


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,236
     American Express Financial Advisors                 1,202
     American Express Bank/Travelers Cheque                283
                                                        ------
                                                         4,721
     Corporate and Other,
        including adjustments and eliminations             (47)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,674
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $439
     American Express Financial Advisors                   259
     American Express Bank/Travelers Cheque                 59
                                                        ------
                                                           757
     Corporate and Other                                   (67)
                                                        ------
PRETAX INCOME                                             $690
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $281
     American Express Financial Advisors                   183
     American Express Bank/Travelers Cheque                 66
                                                        ------
                                                           530
     Corporate and Other                                   (37)
                                                        ------
NET INCOME                                                $493
                                                        ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Revenues by Industry Segment (A)
--------------------------------
     Travel Related Services                            $3,083
     American Express Financial Advisors                 1,169
     American Express Bank/Travelers Cheque                290
                                                        ------
                                                         4,542
     Corporate and Other,
        including adjustments and eliminations             (42)
                                                        ------
CONSOLIDATED REVENUES (A)                               $4,500
                                                        ======

Pretax Income by Industry Segment
---------------------------------
     Travel Related Services                              $469
     American Express Financial Advisors                   261
     American Express Bank/Travelers Cheque                 59
                                                        ------
                                                           789
     Corporate and Other                                   (71)
                                                        ------
PRETAX INCOME                                             $718
                                                        ======

Net Income by Industry Segment
------------------------------
     Travel Related Services                              $310
     American Express Financial Advisors                   184
     American Express Bank/Travelers Cheque                 67
                                                        ------
                                                           561
     Corporate and Other                                   (37)
                                                        ------
NET INCOME                                                $524
                                                        ======

(A) Revenues are reported net of interest expense, where applicable.



                       American Express Company
                       ------------------------
                     Financial Summary (continued)
                     -----------------------------
                              (Unaudited)

                                                   Quarter Ended
                                                   September 30,
                                                       1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.27
                                                       ======
  Average common shares outstanding (millions)          451.6
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.25
                                                       ======
  Average common shares outstanding (millions)          459.6
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.27
                                                       ======
  Average common shares outstanding (millions)          456.3
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.24
                                                       ======
  Average common shares outstanding (millions)          465.3
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                    ------------
EARNINGS PER SHARE
Basic
-----
  Net Income Per Common Share                           $1.00
                                                       ======
  Average common shares outstanding (millions)          460.7
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $0.98
                                                       ======
  Average common shares outstanding (millions)          469.5
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.07
                                                       ======
  Average common shares outstanding (millions)          460.7
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.04
                                                       ======
  Average common shares outstanding (millions)          475.1
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
EARNINGS PER SHARE

Basic
-----
  Net Income Per Common Share                           $1.13
                                                       ======
  Average common shares outstanding (millions)          463.0
                                                       ======

Diluted
-------
  Net Income Per Common Share                           $1.10
                                                       ======
  Average common shares outstanding (millions)          477.9
                                                       ======

Cash dividends declared per common share               $0.225
                                                       ======


                  Selected Statistical Information
                  --------------------------------
                            (Unaudited)


                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------

Return on Average Equity*                                23.9%
Common Shares Outstanding (millions)                     452.3
Book Value per Common Share:
     Actual                                             $20.79
     Pro Forma*                                         $19.28
Shareholders' Equity (billions)                           $9.4


                                                   Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------

Return on Average Equity*                                23.5%
Common Shares Outstanding (millions)                     456.8
Book Value per Common Share:
     Actual                                             $20.35
     Pro Forma*                                         $19.11
Shareholders' Equity (billions)                           $9.3


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                    -------------

Return on Average Equity*                                23.1%
Common Shares Outstanding (millions)                     461.9
Book Value per Common Share:
     Actual                                             $20.41
     Pro Forma*                                         $19.19
Shareholders' Equity (billions)                           $9.4


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------

Return on Average Equity*                                23.5%
Common Shares Outstanding (millions)                     466.4
Book Value per Common Share:
     Actual                                             $20.53
     Pro Forma*                                         $19.29
Shareholders' Equity (billions)                           $9.6


                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------

Return on Average Equity*                                23.3%
Common Shares Outstanding (millions)                     465.8
Book Value per Common Share:
     Actual                                             $19.57
     Pro Forma*                                         $18.41
Shareholders' Equity (billions)                           $9.1


* Excludes the effect of SFAS #115 and for ROE, which is computed based on the past twelve months' net income, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.



(Preliminary)          Travel Related Services
                       -----------------------
                         Statement of Income
                         -------------------
                            (Unaudited)
(Dollars in millions)
                                     Quarter Ended
                                     September 30,
                                    --------------    Percentage
                                    1998      1997     Inc/(Dec)
                                    ----      ----    ----------

Net Revenues:
  Discount Revenue                $ 1,522  $ 1,422       7.0 %
  Net Card Fees                       393      399      (1.3)
  Travel Commissions and Fees         441      370      19.4
  Other Revenues                      645      574      12.2
  Lending:
    Finance Charge Revenue            502      472       6.3
    Interest Expense                  164      154       6.3
                                   ------   ------
      Net Finance Charge Revenue      338      318       6.2
                                   ------   ------
    Total Net Revenues              3,339    3,083       8.3
                                   ------   ------
Expenses:
  Marketing and Promotion             310      290       7.1
  Provision for Losses and Claims:
    Charge Card                       148      228     (35.4)
    Lending                           224      179      24.9
    Other                              17       14      31.8
                                   ------   ------
      Total                           389      421      (7.6)
                                   ------   ------
  Charge Card Interest Expense        199      186       6.8
  Net Discount Expense                170      142      20.3
  Human Resources                     924      776      19.1
  Other Operating Expenses            793      799      (0.8)
                                   ------   ------
    Total Expenses                  2,785    2,614       6.6
                                   ------   ------
Pretax Income                         554      469      18.0
Income Tax Provision                  192      159      20.3
                                   ------   ------
Net Income                        $   362  $   310      16.9
                                   ======   ======



(Preliminary)              Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
                        (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                     Quarter Ended
                                     September 30,
                                     --------------   Percentage
                                     1998      1997    Inc/(Dec)
                                     ----      ----   ----------
Net Revenues:
  Discount Revenue                 $ 1,522   $ 1,422      7.0 %
  Net Card Fees                        395       403     (1.9)
  Travel Commissions and Fees          441       370     19.4
  Other Revenues                       562       514      9.3
  Lending:
    Finance Charge Revenue             636       548     16.1
    Interest Expense                   209       177     18.4
                                    ------    ------
      Net Finance Charge Revenue       427       371     14.9
                                    ------    ------
    Total Net Revenues               3,347     3,080      8.7
                                    ------    ------
Expenses:
  Marketing and Promotion              310       253     22.7
  Provision for Losses and Claims:
    Charge Card                        224       284    (21.7)
    Lending                            263       243      8.5
    Other                               17        14     31.8
                                    ------    ------
      Total                            504       541     (6.9)
                                    ------    ------
  Charge Card Interest Expense         262       242      8.3
  Human Resources                      924       776     19.1
  Other Operating Expenses             793       799     (0.8)
                                    ------    ------
      Total Expenses                 2,793     2,611      7.0
                                    ------    ------
Pretax Income                          554       469     18.0
Income Tax Provision                   192       159     20.3
                                    ------    ------
Net Income                         $   362   $   310     16.9
                                    ======    ======

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to the securitizations of U.S. receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the third quarter of 1997. For purposes of this presentation such gain and a corresponding increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.



(Preliminary)             Travel Related Services
                          -----------------------
                      Selected Statistical Information
                      --------------------------------
                               (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                       September 30,
                                       --------------  Percentage
                                       1998     1997    Inc/(Dec)
                                       ----     ----   ----------

Total Cards in Force (millions):
  United States                        29.5     29.6      (0.3)%
  Outside the United States            14.6     12.8      13.8
                                      -----    -----
    Total                              44.1     42.4       4.0
                                      =====    =====
Basic Cards in Force (millions):
  United States                        23.3     23.2       0.6
  Outside the United States            11.3      9.8      14.5
                                      -----    -----
    Total                              34.6     33.0       4.7
                                      =====    =====
Card Billed Business:
  United States                      $ 41.5   $ 38.0       9.1
  Outside the United States            15.2     14.7       3.6
                                     ------   ------
    Total                            $ 56.7   $ 52.7       7.6
                                     ======   ======

Average Discount Rate*                2.72%    2.72%         -
Average Basic Cardmember
  Spending (dollars)*                $1,704   $1,616       5.4
Average Fee per Card (dollars)*      $   37   $   38      (2.6)

Travel Sales                         $  5.1   $  4.2      22.8
Travel Commissions and Fees/Sales**    8.6%     8.8%         -

Total Debt                           $ 26.9   $ 25.3       6.6
Shareholder's Equity                 $  5.2   $  4.9       5.6
Return on Average Equity***           27.1%    24.8%         -
Return on Average Assets***            3.3%     3.1%         -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.



(Preliminary)            Travel Related Services
                         -----------------------
                Selected Statistical Information (continued)
                --------------------------------------------
                               (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                       Quarter Ended
                                       September 30,
                                      --------------  Percentage
                                      1998      1997   Inc/(Dec)
                                      ----      ----  ----------

Owned and Managed Charge Card
  Receivables:
  Total Receivables                  $ 23.3    $ 22.5     3.2 %
  90 Days Past Due as a % of Total     2.7%      3.2%       -
  Loss Reserves (millions)           $  961    $  970    (0.9)
    % of Receivables                   4.1%      4.3%       -
    % of 90 Days Past Due              151%      133%       -
  Net Loss Ratio                      0.48%     0.52%       -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                        $ 15.4    $ 13.5    14.1
  Past Due Loans as a % of Total:
    30-89 Days                         2.2%      2.5%       -
    90+ Days                           1.0%      1.1%       -
  Loss Reserves (millions):
    Beginning Balance                $  577    $  534     8.1
      Provision                         236       220     7.0
      Net Charge-Offs/Other            (234)     (198)   17.9
                                     ------    ------
    Ending Balance                   $  579    $  556     4.1
                                     ======    ======
    % of Loans                         3.8%      4.1%       -
    % of Past Due                      118%      115%       -
  Average Loans                      $ 15.2    $ 13.4    13.5
  Net Write-Off Rate                   6.4%      6.5%       -
  Net Interest Yield                   9.6%      9.4%       -


(Preliminary)             Travel Related Services
                          -----------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------

Net Revenues:
     Discount Revenue                                  $1,522
     Net Card Fees                                        393
     Travel Commissions and Fees                          441
     Other Revenues                                       645
     Lending:
          Finance Charge Revenue                          502
          Interest Expense                                164
                                                       ------
               Net Finance Charge Revenue                 338
                                                       ------
          Total Net Revenues                            3,339
                                                       ------
Expenses:
     Marketing and Promotion                              310
     Provision for Losses and Claims:
          Charge Card                                     148
          Lending                                         224
          Other                                            17
                                                       ------
               Total                                      389
                                                       ------
     Charge Card Interest Expense                         199
     Net Discount Expense                                 170
     Human Resources                                      924
     Other Operating Expenses                             793
                                                       ------
          Total Expenses                                2,785
                                                       ------
Pretax Income                                             554
Income Tax Provision                                      192
                                                       ------
Net Income                                               $362
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        398
     Travel Commissions and Fees                          403
     Other Revenues                                       614
     Lending:
          Finance Charge Revenue                          493
          Interest Expense                                163
                                                       ------
               Net Finance Charge Revenue                 330
                                                       ------
          Total Net Revenues                            3,270
                                                       ------
Expenses:
     Marketing and Promotion                              275
     Provision for Losses and Claims:
          Charge Card                                     236
          Lending                                         187
          Other                                            11
                                                       ------
               Total                                      434
                                                       ------
     Charge Card Interest Expense                         203
     Net Discount Expense                                 170
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,724
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                               $360
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       588
     Lending:
          Finance Charge Revenue                          478
          Interest Expense                                161
                                                       ------
               Net Finance Charge Revenue                 317
                                                       ------
          Total Net Revenues                            3,083
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     218
          Lending                                         218
          Other                                            13
                                                       ------
               Total                                      449
                                                       ------
     Charge Card Interest Expense                         197
     Net Discount Expense                                 140
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,601
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                               $315
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,530
     Net Card Fees                                        397
     Travel Commissions and Fees                          402
     Other Revenues                                       573
     Lending:
          Finance Charge Revenue                          487
          Interest Expense                                153
                                                       ------
               Net Finance Charge Revenue                 334
                                                       ------
          Total Net Revenues                            3,236
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     201
          Lending                                         239
          Other                                            14
                                                       ------
               Total                                      454
                                                       ------
     Charge Card Interest Expense                         213
     Net Discount Expense                                 139
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,797
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                               $281
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   --------------
Net Revenues:
     Discount Revenue                                  $1,422
     Net Card Fees                                        399
     Travel Commissions and Fees                          370
     Other Revenues                                       574
     Lending:
          Finance Charge Revenue                          472
          Interest Expense                                154
                                                       ------
               Net Finance Charge Revenue                 318
                                                       ------
          Total Net Revenues                            3,083
                                                       ------
Expenses:
     Marketing and Promotion                              290
     Provision for Losses and Claims:
          Charge Card                                     228
          Lending                                         179
          Other                                            14
                                                       ------
               Total                                      421
                                                       ------
     Charge Card Interest Expense                         186
     Net Discount Expense                                 142
     Human Resources                                      776
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,614
                                                       ------
Pretax Income                                             469
Income Tax Provision                                      159
                                                       ------
Net Income                                               $310
                                                       ======



(Preliminary)                Travel Related Services
                             -----------------------
                               Statement of Income
                               -------------------
                         (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,522
     Net Card Fees                                        395
     Travel Commissions and Fees                          441
     Other Revenues                                       562
     Lending:
          Finance Charge Revenue                          636
          Interest Expense                                209
                                                       ------
               Net Finance Charge Revenue                 427
                                                       ------
          Total Net Revenues                            3,347
                                                       ------
Expenses:
     Marketing and Promotion                              310
     Provision for Losses and Claims:
          Charge Card                                     224
          Lending                                         263
          Other                                            17
                                                       ------
               Total                                      504
                                                       ------
     Charge Card Interest Expense                         262
     Human Resources                                      924
     Other Operating Expenses                             793
                                                       ------
          Total Expenses                                2,793
                                                       ------
Pretax Income                                             554
Income Tax Provision                                      192
                                                       ------
Net Income                                               $362
                                                       ======


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,525
     Net Card Fees                                        393
     Travel Commissions and Fees                          403
     Other Revenues                                       536
     Lending:
          Finance Charge Revenue                          595
          Interest Expense                                197
                                                       ------
               Net Finance Charge Revenue                 398
                                                       ------
          Total Net Revenues                            3,255
                                                       ------
Expenses:
     Marketing and Promotion                              239
     Provision for Losses and Claims:
          Charge Card                                     307
          Lending                                         251
          Other                                            11
                                                       ------
               Total                                      569
                                                       ------
     Charge Card Interest Expense                         259
     Human Resources                                      843
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,709
                                                       ------
Pretax Income                                             546
Income Tax Provision                                      186
                                                       ------
Net Income                                               $360
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,429
     Net Card Fees                                        398
     Travel Commissions and Fees                          351
     Other Revenues                                       511
     Lending:
          Finance Charge Revenue                          584
          Interest Expense                                194
                                                       ------
               Net Finance Charge Revenue                 390
                                                       ------
          Total Net Revenues                            3,079
                                                       ------
Expenses:
     Marketing and Promotion                              244
     Provision for Losses and Claims:
          Charge Card                                     273
          Lending                                         248
          Other                                            13
                                                       ------
               Total                                      534
                                                       ------
     Charge Card Interest Expense                         248
     Human Resources                                      787
     Other Operating Expenses                             784
                                                       ------
          Total Expenses                                2,597
                                                       ------
Pretax Income                                             482
Income Tax Provision                                      167
                                                       ------
Net Income                                               $315
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,530
     Net Card Fees                                        398
     Travel Commissions and Fees                          402
     Other Revenues                                       516
     Lending:
          Finance Charge Revenue                          574
          Interest Expense                                186
                                                       ------
               Net Finance Charge Revenue                 388
                                                       ------
          Total Net Revenues                            3,234
                                                       ------
Expenses:
     Marketing and Promotion                              309
     Provision for Losses and Claims:
          Charge Card                                     255
          Lending                                         269
          Other                                            14
                                                       ------
               Total                                      538
                                                       ------
     Charge Card Interest Expense                         266
     Human Resources                                      805
     Other Operating Expenses                             877
                                                       ------
          Total Expenses                                2,795
                                                       ------
Pretax Income                                             439
Income Tax Provision                                      158
                                                       ------
Net Income                                               $281
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Net Revenues:
     Discount Revenue                                  $1,422
     Net Card Fees                                        403
     Travel Commissions and Fees                          370
     Other Revenues                                       514
     Lending:
          Finance Charge Revenue                          548
          Interest Expense                                177
                                                       ------
               Net Finance Charge Revenue                 371
                                                       ------
          Total Net Revenues                            3,080
                                                       ------
Expenses:
     Marketing and Promotion                              253
     Provision for Losses and Claims:
          Charge Card                                     284
          Lending                                         243
          Other                                            14
                                                       ------
               Total                                      541
                                                       ------
     Charge Card Interest Expense                         242
     Human Resources                                      776
     Other Operating Expenses                             799
                                                       ------
          Total Expenses                                2,611
                                                       ------
Pretax Income                                             469
Income Tax Provision                                      159
                                                       ------
Net Income                                               $310
                                                       ======


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.
Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized receivables, TRS recognized a pretax gain of $36 million
($23 million after-tax) and $37 million ($24 million after-tax) in the second quarter of 1998 and the third quarter of 1997, respectively, related to the securitizations of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in either quarter. For purposes of this presentation such gains and the corresponding increases in Marketing and Promotion expenses have been eliminated in the respective quarters.



(Preliminary)             Travel Related Services
                          -----------------------
                      Selected Statistical Information
                      --------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                 Quarter Ended
                                                 September 30,
                                                      1998
                                                 -------------

Total Cards in Force (millions):
     United States                                      29.5
     Outside the United States                          14.6
                                                      ------
          Total                                         44.1
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          11.3
                                                      ------
          Total                                         34.6
                                                      ======
Card Billed Business:
     United States                                     $41.5
     Outside the United States                          15.2
                                                      ------
          Total                                        $56.7
                                                      ======

Average Discount Rate*                                 2.72%
Average Basic Cardmember
     Spending (dollars)*                              $1,704
Average Fee per Card (dollars)*                          $37

Travel Sales                                            $5.1
Travel Commissions and Fees/Sales**                     8.6%

Total Debt                                             $26.9
Shareholder's Equity                                    $5.2
Return on Average Equity***                            27.1%
Return on Average Assets***                             3.3%


                                                  Quarter Ended
                                                      June 30,
                                                        1998
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          14.2
                                                      ------
          Total                                         43.8
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          11.0
                                                      ------
          Total                                         34.3
                                                      ======
Card Billed Business:
     United States                                     $41.4
     Outside the United States                          15.4
                                                      ------
          Total                                        $56.8
                                                      ======

Average Discount Rate*                                 2.72%
Average Basic Cardmember
     Spending (dollars)*                              $1,717
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.9
Travel Commissions and Fees/Sales**                     8.2%

Total Debt                                             $24.0
Shareholder's Equity                                    $5.0
Return on Average Equity***                            26.5%
Return on Average Assets***                             3.2%


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.5
     Outside the United States                          13.8
                                                      ------
          Total                                         43.3
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.6
                                                      ------
          Total                                         33.9
                                                      ======
Card Billed Business:
     United States                                     $38.5
     Outside the United States                          14.1
                                                      ------
          Total                                        $52.6
                                                      ======
Average Discount Rate*                                 2.74%
Average Basic Cardmember
     Spending (dollars)*                              $1,600
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.3
Travel Commissions and Fees/Sales**                     8.2%

Total Debt                                             $24.9
Shareholder's Equity                                    $4.8
Return on Average Equity***                            25.7%
Return on Average Assets***                             3.1%


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          13.1
                                                      ------
          Total                                         42.7
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.3
     Outside the United States                          10.0
                                                      ------
          Total                                         33.3
                                                      ======
Card Billed Business:
     United States                                     $40.7
     Outside the United States                          16.0
                                                      ------
          Total                                        $56.7
                                                      ======
Average Discount Rate*                                 2.73%
Average Basic Cardmember
     Spending (dollars)*                              $1,731
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.8
Travel Commissions and Fees/Sales**                     8.4%

Total Debt                                             $26.9
Shareholder's Equity                                    $4.6
Return on Average Equity***                            25.1%
Return on Average Assets***                             3.0%


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   -------------
Total Cards in Force (millions):
     United States                                      29.6
     Outside the United States                          12.8
                                                      ------
          Total                                         42.4
                                                      ======
Basic Cards in Force (millions):
     United States                                      23.2
     Outside the United States                           9.8
                                                      ------
          Total                                         33.0
                                                      ======
Card Billed Business:
     United States                                     $38.0
     Outside the United States                          14.7
                                                      ------
          Total                                        $52.7
                                                      ======
Average Discount Rate*                                 2.72%
Average Basic Cardmember
     Spending (dollars)*                              $1,616
Average Fee per Card (dollars)*                          $38

Travel Sales                                            $4.2
Travel Commissions and Fees/Sales**                     8.8%

Total Debt                                             $25.3
Shareholder's Equity                                    $4.9
Return on Average Equity***                            24.8%
Return on Average Assets***                             3.1%

  * Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
 **  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter 1996 restructuring charge of $125 million after-tax.



(Preliminary)             Travel Related Services
                          -----------------------
                 Selected Statistical Information (continued)
                 --------------------------------------------
                                (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                 Quarter Ended
                                                 September 30,
                                                      1998
                                                 -------------

Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.3
     90 Days Past Due as a % of Total                   2.7%
     Loss Reserves (millions)                           $961
          % of Receivables                              4.1%
          % of 90 Days Past Due                         151%
     Net Loss Ratio                                    0.48%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $15.4
     Past Due Loans as a % of Total:
          30-89 Days                                    2.2%
          90+ Days                                      1.0%
     Loss Reserves (millions):
          Beginning Balance                             $577
               Provision                                 236
               Net Charge-Offs/Other                    (234)
                                                       -----
          Ending Balance                                $579
                                                       =====
          % of Loans                                    3.8%
          % of Past Due                                 118%
     Average Loans                                     $15.2
     Net Write-Off Rate                                 6.4%
     Net Interest Yield                                 9.6%


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.4
     90 Days Past Due as a % of Total                   3.1%
     Loss Reserves (millions)                         $1,015
          % of Receivables                              4.3%
          % of 90 Days Past Due                         142%
     Net Loss Ratio                                    0.46%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.8
     Past Due Loans as a % of Total:
          30-89 Days                                    2.3%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                             $591
               Provision                                 219
               Net Charge-Offs/Other                    (233)
                                                       -----
          Ending Balance                                $577
                                                       =====
          % of Loans                                    3.9%
          % of Past Due                                 115%
     Average Loans                                     $14.5
     Net Write-Off Rate                                 6.6%
     Net Interest Yield                                 9.5%


                                                   Quarter Ended
                                                      March 31,
                                                        1998
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.0
     90 Days Past Due as a % of Total                   3.4%
     Loss Reserves (millions)                           $967
          % of Receivables                              4.4%
          % of 90 Days Past Due                         131%
     Net Loss Ratio                                    0.47%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.2
     Past Due Loans as a % of Total:
          30-89 Days                                    2.5%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                             $589
               Provision                                 221
               Net Charge-Offs/Other                    (219)
                                                       -----
          Ending Balance                                $591
                                                       =====
          % of Loans                                    4.2%
          % of Past Due                                 117%
     Average Loans                                     $14.2
     Net Write-Off Rate                                 6.3%
     Net Interest Yield                                 9.6%


                                                   Quarter Ended
                                                    December 31,
                                                        1997
                                                   -------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $23.5
     90 Days Past Due as a % of Total                   3.1%
     Loss Reserves (millions)                           $951
          % of Receivables                              4.0%
          % of 90 Days Past Due                         132%
     Net Loss Ratio                                    0.49%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $14.6
     Past Due Loans as a % of Total:
          30-89 Days                                    2.4%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                             $556
               Provision                                 247
               Net Charge-Offs/Other                    (214)
                                                       -----
          Ending Balance                                $589
                                                       =====
          % of Loans                                    4.0%
          % of Past Due                                 116%
     Average Loans                                     $13.9
     Net Write-Off Rate                                 6.3%
     Net Interest Yield                                 9.4%


                                                   Quarter Ended
                                                   September 30,
                                                        1997
                                                   --------------
Owned and Managed Charge Card
    Receivables:
     Total Receivables                                 $22.5
     90 Days Past Due as a % of Total                   3.2%
     Loss Reserves (millions)                           $970
          % of Receivables                              4.3%
          % of 90 Days Past Due                         133%
     Net Loss Ratio                                    0.52%

Owned and Managed U.S. Cardmember
     Lending:
     Total Loans                                       $13.5
     Past Due Loans as a % of Total:
          30-89 Days                                    2.5%
          90+ Days                                      1.1%
     Loss Reserves (millions):
          Beginning Balance                             $534
               Provision                                 220
               Net Charge-Offs/Other                    (198)
                                                       -----
          Ending Balance                                $556
                                                       =====
          % of Loans                                    4.1%
          % of Past Due                                 115%
     Average Loans                                     $13.4
     Net Write-Off Rate                                 6.5%
     Net Interest Yield                                 9.4%



(Preliminary)       American Express Financial Advisors
                    -----------------------------------
                           Statement of Income
                           -------------------
                               (Unaudited)
(Dollars in millions)
                                     Quarter Ended
                                     September 30,
                                    ---------------   Percentage
                                    1998       1997    Inc/(Dec)
                                    ----       ----   ----------

Revenues:
  Investment Income               $  573     $  587      (2.4)%
  Management and Distribution Fees   476        391      21.8
  Other Revenues                     198        191       3.6
                                  ------     ------
    Total Revenues                 1,247      1,169       6.6
                                  ------     ------
Expenses:
  Provision for Losses and Benefits:
    Annuities                        280        307      (8.9)
    Insurance                        122        114       7.6
    Investment Certificates           43         48      (9.8)
                                  ------     ------
      Total                          445        469      (5.0)
  Human Resources                    360        313      14.8
  Other Operating Expenses           134        126       6.5
                                  ------     ------
    Total Expenses                   939        908       3.4
                                  ------     ------
Pretax Income                        308        261      17.7
Income Tax Provision                  97         77      25.3
                                  ------     ------
Net Income                        $  211     $  184      14.6
                                  ======     ======



(Preliminary)      American Express Financial Advisors
                   -----------------------------------
                     Selected Statistical Information
                     --------------------------------
                              (Unaudited)

(Dollars in millions, except where indicated)

                                        Quarter Ended
                                        September 30,
                                       --------------- Percentage
                                       1998       1997  Inc/(Dec)
                                       ----       ---- ----------

Revenues, Net of Provisions               $802     $701    14.4 %
Investments (billions)                   $30.8    $29.9     3.0
Client Contract Reserves (billions)      $30.2    $29.8     1.3
Shareholder's Equity (billions)           $4.1     $3.6    14.4
Return on Average Equity*                22.4%    21.6%       -

Life Insurance in Force (billions)       $79.2    $72.8     8.9
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions     $40.5    $41.0    (1.0)
     Assets owned, managed or
        administered for individuals:
          Owned Assets:
            Separate Account Assets       23.0     23.2    (0.8)
            Other Owned Assets            37.0     36.0     2.6
                                        ------   ------
              Total Owned Assets          60.0     59.2     1.3
          Managed Assets                  76.8     71.5     7.4
          Administered Assets             11.2      7.4    50.0
                                        ------   ------
               Total                    $188.5   $179.1     5.2
                                        ======   ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
       Separate Account Assets         $(3,712)   $1,843      -
       Other Owned Assets                  $91      $195  (52.7)
     Managed Assets                   $(10,595)   $5,368      -

Sales of Selected Products:
     Mutual Funds                       $5,262    $4,496   17.0
     Annuities                            $648      $861  (24.7)
     Investment Certificates              $560      $295   89.4
     Life and Other Insurance Products    $102      $103   (1.2)

Number of Financial Advisors            10,060     8,592   17.1
Fees From Financial Plans (thousands)  $15,595   $15,538    0.4
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales  65.4 %    66.5 %      -

# Denotes variance of more than 100%.
* Excluding the effect of SFAS #115.



(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                             Statement of Income
                             -------------------
                                (Unaudited)
(Dollars in millions)
                                                    Quarter Ended
                                                    September 30,
                                                         1998
                                                    -------------

Revenues:
     Investment Income                                   $573
     Management and Distribution Fees                     476
     Other Revenues                                       198
                                                       ------
          Total Revenues                                1,247
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       280
          Insurance                                       122
          Investment Certificates                          43
                                                       ------
               Total                                      445
     Human Resources                                      360
     Other Operating Expenses                             134
                                                       ------
          Total Expenses                                  939
                                                       ------
Pretax Income                                             308
Income Tax Provision                                       97
                                                       ------
Net Income                                               $211
                                                       ======


                                                  Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------
Revenues:
     Investment Income                                   $603
     Management and Distribution Fees                     482
     Other Revenues                                       197
                                                       ------
          Total Revenues                                1,282
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       292
          Insurance                                       125
          Investment Certificates                          58
                                                       ------
               Total                                      475
     Human Resources                                      364
     Other Operating Expenses                             134
                                                       ------
          Total Expenses                                  973
                                                       ------
Pretax Income                                             309
Income Tax Provision                                       97
                                                       ------
Net Income                                               $212
                                                       ======


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Revenues:
     Investment Income                                   $613
     Management and Distribution Fees                     418
     Other Revenues                                       190
                                                       ------
          Total Revenues                                1,221
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       297
          Insurance                                       117
          Investment Certificates                          73
                                                       ------
               Total                                      487
     Human Resources                                      336
     Other Operating Expenses                             127
                                                       ------
          Total Expenses                                  950
                                                       ------
Pretax Income                                             271
Income Tax Provision                                       85
                                                       ------
Net Income                                               $186
                                                       ======


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $595
     Management and Distribution Fees                     404
     Other Revenues                                       203
                                                       ------
          Total Revenues                                1,202
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       298
          Insurance                                       121
          Investment Certificates                          53
                                                       ------
               Total                                      472
     Human Resources                                      321
     Other Operating Expenses                             150
                                                       ------
          Total Expenses                                  943
                                                       ------
Pretax Income                                             259
Income Tax Provision                                       76
                                                       ------
Net Income                                               $183
                                                       ======


                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Revenues:
     Investment Income                                   $587
     Management and Distribution Fees                     391
     Other Revenues                                       191
                                                       ------
          Total Revenues                                1,169
                                                       ------
Expenses:
     Provision for Losses and Benefits:
          Annuities                                       307
          Insurance                                       114
          Investment Certificates                          48
                                                       ------
               Total                                      469
     Human Resources                                      313
     Other Operating Expenses                             126
                                                       ------
          Total Expenses                                  908
                                                       ------
Pretax Income                                             261
Income Tax Provision                                       77
                                                       ------
Net Income                                               $184
                                                       ======



(Preliminary)         American Express Financial Advisors
                      -----------------------------------
                        Selected Statistical Information
                        --------------------------------
                                  (Unaudited)

(Dollars in millions, except where indicated)

                                                    Quarter Ended
                                                    September 30,
                                                         1998
                                                    -------------

Revenues, Net of Provisions                              $802
Investments (billions)                                  $30.8
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $4.1
Return on Average Equity*                               22.4%

Life Insurance in Force (billions)                      $79.2
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $40.5
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.0
               Other Owned Assets                        37.0
                                                       ------
                    Total Owned Assets                   60.0
          Managed Assets                                 76.8
          Administered Assets                            11.2
                                                       ------
               Total                                   $188.5
                                                       ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
          Separate Account Assets                     $(3,712)
          Other Owned Assets                              $91
     Managed Assets                                  $(10,595)

Sales of Selected Products:
     Mutual Funds                                      $5,262
     Annuities                                           $648
     Investment Certificates                             $560
     Life and Other Insurance Products                   $102

Number of Financial Advisors                           10,060
Fees From Financial Plans (thousands)                 $15,595
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.4%


                                                   Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------

Revenues, Net of Provisions                              $807
Investments (billions)                                  $31.0
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $4.0
Return on Average Equity*                               22.3%

Life Insurance in Force (billions)                      $77.8
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $44.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.6
               Other Owned Assets                        37.2
                                                       ------
                    Total Owned Assets                   63.8
          Managed Assets                                 83.0
          Administered Assets                            11.2
                                                       ------
               Total                                   $202.0
                                                       ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
          Separate Account Assets                        $361
          Other Owned Assets                              $24
     Managed Assets                                    $1,045

Sales of Selected Products:
     Mutual Funds                                      $5,474
     Annuities                                           $702
     Investment Certificates                             $383
     Life and Other Insurance Products                   $104

Number of Financial Advisors                            9,869
Fees From Financial Plans (thousands)                 $20,891
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               64.7%


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------

Revenues, Net of Provisions                              $734
Investments (billions)                                  $31.1
Client Contract Reserves (billions)                     $30.3
Shareholder's Equity (billions)                          $3.8
Return on Average Equity*                               22.1%

Life Insurance in Force (billions)                      $76.1
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $42.3
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   26.0
               Other Owned Assets                        37.0
                                                       ------
                    Total Owned Assets                   63.0
          Managed Assets                                 80.2
          Administered Assets                             9.9
                                                       ------
               Total                                   $195.4
                                                       ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
          Separate Account Assets                      $2,610
          Other Owned Assets                              $18
     Managed Assets                                    $8,844

Sales of Selected Products:
     Mutual Funds                                      $5,095
     Annuities                                           $651
     Investment Certificates                             $458
     Life and Other Insurance Products                    $83

Number of Financial Advisors                            9,838**
Fees From Financial Plans (thousands)                 $17,521
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.1%


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $731
Investments (billions)                                  $30.7
Client Contract Reserves (billions)                     $30.2
Shareholder's Equity (billions)                          $3.7
Return on Average Equity*                               21.8%

Life Insurance in Force (billions)                      $74.5
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $40.8
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.6
                                                       ------
                    Total Owned Assets                   59.8
          Managed Assets                                 72.8
          Administered Assets                             8.4
                                                       ------
               Total                                   $181.8
                                                       ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
          Separate Account Assets                       $(389)
          Other Owned Assets                              $46
     Managed Assets                                     $(415)

Sales of Selected Products:
     Mutual Funds                                      $4,563
     Annuities                                           $795
     Investment Certificates                             $423
     Life and Other Insurance Products                   $115

Number of Financial Advisors                            8,776
Fees From Financial Plans (thousands)                 $16,708
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               65.3%


                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------

Revenues, Net of Provisions                              $701
Investments (billions)                                  $29.9
Client Contract Reserves (billions)                     $29.8
Shareholder's Equity (billions)                          $3.6
Return on Average Equity*                               21.6%

Life Insurance in Force (billions)                      $72.8
Assets Owned, Managed or
   Administered (billions):
     Assets managed for institutions                    $41.0
     Assets owned, managed or administered
        for individuals:
          Owned Assets:
               Separate Account Assets                   23.2
               Other Owned Assets                        36.0
                                                       ------
                    Total Owned Assets                   59.2
          Managed Assets                                 71.5
          Administered Assets                             7.4
                                                       ------
               Total                                   $179.1
                                                       ======
Market Appreciation (Depreciation)
   During the Period:
     Owned Assets:
          Separate Account Assets                      $1,843
          Other Owned Assets                             $195
     Managed Assets                                    $5,368

Sales of Selected Products:
     Mutual Funds                                      $4,496
     Annuities                                           $861
     Investment Certificates                             $295
     Life and Other Insurance Products                   $103

Number of Financial Advisors                            8,592
Fees From Financial Plans (thousands)                 $15,538
Product Sales Generated from Financial
     Plans as a Percentage of Total Sales               66.5%

*  Excluding the effect of SFAS #115.
** Includes 1,105 advisors from the acquisition of Securities
   America in the first quarter of 1998.



(Preliminary)      American Express Bank/Travelers Cheque
                   --------------------------------------
                             Statement of Income
                             -------------------
                                 (Unaudited)
(Dollars in millions)
                                       Quarter Ended
                                       September 30,
                                       -------------  Percentage
                                       1998     1997   Inc/(Dec)
                                       ----     ----  ----------

Net Revenues:
     Interest Income                   $ 217    $ 230    (6.0) %
     Interest Expense                    143      148    (3.2)
                                       -----    -----
          Net Interest Income             74       82   (11.0)
     TC Investment Income                 88       87     0.9
     Foreign Exchange Income              30       23    29.7
     Commissions, Fees and
       Other Revenue                      63       98   (34.3)
                                       -----    -----
          Total Net Revenues             255      290   (12.0)
                                       -----    -----

Expenses:
     Human Resources                      83       76     8.2
     Other Operating Expenses            140      139     1.4
     Provision for Losses                 12       16   (26.5)
                                       -----    -----
          Total Expenses                 235      231     1.8
                                       -----    -----
Pretax Income                             20       59   (66.1)
Income Tax Benefit                       (23)      (8)      #
                                       -----    -----
Net Income                             $  43    $  67   (35.5)
                                       =====    =====

 #  Denotes variance of more than 100%.



(Preliminary)        American Express Bank/Travelers Cheque
                     --------------------------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                       Quarter Ended
                                        September 30,
                                       --------------  Percentage
                                         1998   1997    Inc/(Dec)
                                         ----   ----   ----------

Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)   $1,210  $1,203     0.6 %
Return on Average Common Equity *        8.1 %  27.5 %       -
Return on Average Assets *              0.39 %  1.35 %       -
American Express Bank:
  Total Loans                             $6.1    $6.5    (6.3)
  Total Nonperforming Loans (millions)    $239     $60       #
  Other Nonperforming Assets (millions)    $92      $5       #
  Reserve for Credit Losses (millions)**  $348    $129       #
  Loan Loss Reserves as a % of
    Total Loans                           4.6%    1.9%       -
  Deposits                                $8.7    $9.0    (3.5)
  Assets Managed/Administered ***         $5.7    $5.1    12.1
  Assets of Non-Consolidated Joint
     Ventures                             $2.4    $1.6    50.6
  Risk-Based Capital Ratios:
     Tier 1                               9.4%    8.6%       -
     Total                               12.2%   11.6%       -
     Leverage Ratio                       5.6%    5.4%       -
Travelers Cheque:
  Sales                                   $7.8    $8.1    (3.0)
  Average Outstanding                     $6.4    $6.4     0.3
  Average Investments                     $6.1    $6.0     2.0
  Tax equivalent yield                    8.8%    9.0%       -

 # Denotes variance of more than 100%.

 * Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
     Loans                               $ 279   $ 127
     Other Assets, primarily derivatives    66       2
     Other Liabilities                       3       -
                                         -----   -----
     Total Credit Loss Reserves          $ 348   $ 129
                                         =====   =====

***Includes assets managed by American Express Financial Advisors.



(Preliminary)         American Express Bank/Travelers Cheque
                      --------------------------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)
                                                   Quarter Ended
                                                   September 30,
                                                         1998
                                                   -------------

Net Revenues:
     Interest Income                                     $217
     Interest Expense                                     143
                                                        -----
          Net Interest Income                              74
     TC Investment Income                                  88
     Foreign Exchange Income                               30
     Commissions, Fees and Other Revenue                   63
                                                        -----
          Total Net Revenues                              255
                                                        -----

Expenses:
     Human Resources                                       83
     Other Operating Expenses                             140
     Provision for Losses                                  12
                                                        -----
          Total Expenses                                  235
                                                        -----
Pretax Income/(Loss)                                       20
Income Tax Benefit                                        (23)
                                                        -----
Net Income/(Loss)                                         $43
                                                        =====


                                                   Quarter Ended
                                                       June 30,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $218
     Interest Expense                                     147
                                                        -----
          Net Interest Income                              71
     TC Investment Income                                  80
     Foreign Exchange Income                               35
     Commissions, Fees and Other Revenue                   65
                                                        -----
          Total Net Revenues                              251
                                                        -----
Expenses:
     Human Resources                                       79
     Other Operating Expenses                             136
     Provision for Losses                                  13
                                                        -----
          Total Expenses                                  228
                                                        -----
Pretax Income/(Loss)                                       23
Income Tax Benefit                                        (24)
                                                        -----
Net Income/(Loss)                                         $47
                                                        =====


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Net Revenues:
     Interest Income                                     $210
     Interest Expense                                     139
                                                        -----
          Net Interest Income                              71
     TC Investment Income                                  80
     Foreign Exchange Income                               48
     Commissions, Fees and Other Revenue                   58
                                                        -----
          Total Net Revenues                              257
                                                        -----

Expenses:
     Human Resources                                       74
     Other Operating Expenses                             124
     Provision for Losses                                 233
                                                        -----
          Total Expenses                                  431
                                                        -----
Pretax Income/(Loss)                                     (174)
Income Tax Benefit                                        (91)
                                                        -----
Net Income/(Loss)                                        $(83)
                                                        =====


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $223
     Interest Expense                                     148
                                                        -----
          Net Interest Income                              75
     TC Investment Income                                  80
     Foreign Exchange Income                               38
     Commissions, Fees and Other Revenue                   90
                                                        -----
          Total Net Revenues                              283
                                                        -----

Expenses:
     Human Resources                                       82
     Other Operating Expenses                             123
     Provision for Losses                                  19
                                                        -----
          Total Expenses                                  224
                                                        -----
Pretax Income/(Loss)                                       59
Income Tax Benefit                                         (7)
                                                        -----
Net Income/(Loss)                                         $66
                                                        =====


                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Net Revenues:
     Interest Income                                     $230
     Interest Expense                                     148
                                                        -----
          Net Interest Income                              82
     TC Investment Income                                  87
     Foreign Exchange Income                               23
     Commissions, Fees and Other Revenue                   98
                                                        -----
          Total Net Revenues                              290
                                                        -----

Expenses:
     Human Resources                                       76
     Other Operating Expenses                             139
     Provision for Losses                                  16
                                                        -----
          Total Expenses                                  231
                                                        -----
Pretax Income/(Loss)                                       59
Income Tax Benefit                                         (8)
                                                        -----
Net Income/(Loss)                                         $67
                                                        =====



(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Dollars in billions, except where indicated)

                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,210
Return on Average Common Equity *                        8.1%
Return on Average Assets *                              0.39%
American Express Bank:
     Total Loans                                         $6.1
     Total Nonperforming Loans (millions)                $239
     Other Nonperforming Assets (millions)                $92
     Reserve for Credit Losses (millions)**              $348
     Loan Loss Reserves as a % of Total Loans            4.6%
     Deposits                                            $8.7
     Assets Managed/Administered ***                     $5.7
     Assets of Non-Consolidated Joint Ventures           $2.4
     Risk-Based Capital Ratios:****
          Tier 1                                         9.4%
          Total                                         12.2%
          Leverage Ratio                                 5.6%
Travelers Cheque:
     Sales                                               $7.8
     Average Outstanding                                 $6.4
     Average Investments                                 $6.1
     Tax equivalent yield                                8.8%


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                   --------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                  $1,135
Return on Average Common Equity *                       10.4%
Return on Average Assets *                              0.50%
American Express Bank:
     Total Loans                                         $6.1
     Total Nonperforming Loans (millions)                $205
     Other Nonperforming Assets (millions)                $73
     Reserve for Credit Losses (millions)**              $350
     Loan Loss Reserves as a % of Total Loans            4.3%
     Deposits                                            $8.1
     Assets Managed/Administered ***                     $5.6
     Assets of Non-Consolidated Joint Ventures           $2.7
     Risk-Based Capital Ratios:****
          Tier 1                                         9.2%
          Total                                         12.2%
          Leverage Ratio                                 5.6%
Travelers Cheque:
     Sales                                               $6.4
     Average Outstanding                                 $6.0
     Average Investments                                 $5.7
     Tax equivalent yield                                9.0%


                                                   Quarter Ended
                                                      March 31,
                                                         1998
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,119
Return on Average Common Equity *                        12.5%
Return on Average Assets *                               0.61%
American Express Bank:
     Total Loans                                          $6.0
     Total Nonperforming Loans (millions)                 $149
     Other Nonperforming Assets (millions)                $102
     Reserve for Credit Losses (millions)**               $359
     Loan Loss Reserves as a % of Total Loans             4.9%
     Deposits                                             $8.3
     Assets Managed/Administered ***                      $5.1
     Assets of Non-Consolidated Joint Ventures            $2.6
     Risk-Based Capital Ratios:****
          Tier 1                                          9.0%
          Total                                          12.2%
          Leverage Ratio                                  5.1%
Travelers Cheque:
     Sales                                                $4.8
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                 9.2%


                                                   Quarter Ended
                                                    December 31,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,248
Return on Average Common Equity *                        28.7%
Return on Average Assets *                               1.40%
American Express Bank:
     Total Loans                                          $6.2
     Total Nonperforming Loans (millions)                  $47
     Other Nonperforming Assets (millions)                 $11
     Reserve for Credit Losses (millions)**               $137
     Loan Loss Reserves as a % of Total Loans             2.1%
     Deposits                                             $8.5
     Assets Managed/Administered ***                      $5.0
     Assets of Non-Consolidated Joint Ventures            $2.4
     Risk-Based Capital Ratios:****
          Tier 1                                          8.8%
          Total                                          12.3%
          Leverage Ratio                                  5.3%
Travelers Cheque:
     Sales                                                $5.2
     Average Outstanding                                  $5.7
     Average Investments                                  $5.4
     Tax equivalent yield                                 9.2%


                                                   Quarter Ended
                                                   September 30,
                                                         1997
                                                   -------------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                   $1,203
Return on Average Common Equity *                        27.5%
Return on Average Assets *                               1.35%
American Express Bank:
     Total Loans                                          $6.5
     Total Nonperforming Loans (millions)                  $60
     Other Nonperforming Assets (millions)                  $5
     Reserve for Credit Losses (millions)**               $129
     Loan Loss Reserves as a % of Total Loans             1.9%
     Deposits                                             $9.0
     Assets Managed/Administered ***                      $5.1
     Assets of Non-Consolidated Joint Ventures            $1.6
     Risk-Based Capital Ratios:****
          Tier 1                                          8.6%
          Total                                          11.6%
          Leverage Ratio                                  5.4%
Travelers Cheque:
     Sales                                                $8.1
     Average Outstanding                                  $6.4
     Average Investments                                  $6.0
     Tax equivalent yield                                 9.0%


 * Excludes the effect of SFAS No.115 for all periods presented.
**  Allocation:

                                Quarter Ended
        ---------------------------------------------------------
        September 30, June 30, March 31, December 31, September 30,
             1998       1998      1998       1997         1997
             ----       ----      ----       ----         ----

Loans        $279       $265      $294       $131         $127
Other Assets,
 primarily
 derivatives   66         84        59          6            2
Other
 Liabilities    3          1         6          -            -
             ----       ----      ----       ----         ----
Total
 Credit Loss
 Reserves    $348       $350      $359       $137         $129
             ====       ====      ====       ====         ====

*** Includes assets managed by American Express Financial
    Advisors.

****March 31, 1998 amounts are proforma reflecting regulatory capital actions taken in April 1998.



                           American Express Bank
                           ---------------------
                       Exposures By Country and Region
                       -------------------------------
                                 (Unaudited)

($ in billions)

                               Net
                            Guarantees         9/30/98   6/30/98
                 FX and        and              Total     Total
Country  Loans Derivatives Contingents Other* Exposure** Exposure
-------  ----- ----------- ----------- ------ ---------- --------

Hong Kong  $1.0    $  -        $0.1      $0.1      $1.2      $1.2
Indonesia   0.3     0.1         0.1       0.1       0.5       0.6
Singapore   0.4       -         0.1         -       0.6       0.5
Korea       0.2       -         0.1       0.2       0.4       0.4
Taiwan      0.3     0.1         0.1       0.1       0.6       0.5
China       0.1       -           -         -       0.1       0.1
Japan         -       -           -         -       0.1       0.1
Thailand      -       -           -         -         -       0.1
Other       0.1       -           -       0.1       0.2       0.2
           ----    ----        ----      ----     -----     -----
Total
 Asia/
 Pacific
 Region**   2.4     0.2         0.5       0.6       3.7       3.7
           ----    ----        ----      ----     -----     -----
Chile       0.4       -           -       0.1       0.5       0.5
Brazil      0.3       -           -       0.1       0.4       0.5
Mexico      0.1       -           -         -       0.1       0.1
Peru        0.1       -           -         -       0.1       0.1
Argentina   0.1       -           -         -       0.1       0.1
Other       0.2       -           -       0.1       0.3       0.2
           ----    ----        ----      ----     -----     -----
Total
 Latin
 America**  1.2       -           -       0.4       1.6       1.5
           ----    ----        ----      ----     -----     -----
India       0.3       -         0.1       0.4       0.8       0.8
Pakistan    0.1       -           -       0.1       0.2       0.4
Other       0.1       -         0.1       0.1       0.3       0.3
           ----    ----        ----      ----     -----     -----
Total Sub
Continent** 0.5       -         0.2       0.6       1.3       1.5
           ----    ----        ----      ----     -----     -----
Egypt       0.5       -           -       0.3       0.8       0.8
Other       0.1       -         0.2         -       0.3       0.3
           ----    ----        ----      ----     -----     -----
Total
 Middle
 East &
 Africa**   0.6       -         0.2       0.3       1.1       1.1
           ----    ----        ----      ----     -----     -----
Total
 Europe     1.1     0.1         1.2       2.1       4.5***    3.9

Total North
 America      -     0.1         0.1       1.4       1.6       1.5
           ----    ----        ----      ----     -----     -----
Total
 World-
 wide**    $6.1    $0.4        $2.0      $5.3     $13.8     $13.3
           ====    ====        ====      ====     =====     =====

 *  Includes cash, placements and securities.
 ** Individual items may not add to totals due to rounding.
 ***Includes $35 million of exposures to Russia.


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